Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Swiss Franc Shares
Aggregate Sales Price	$ 397,913,228.00
Aggregate Redeemed or Repurchased, FY	173,703,094.00
Aggregate Redeemed or Repurchased, Prior FY	106,798,429.61
Redemption Credits	0.00
Net Sales	$ 117,411,704.39
Fee Rate	0.01381%
Amount of Registration Fee	$ 16,214.56